DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Q2 2022 – Earnings Conference Call Supplemental Materials July 27, 2022 – based on financial results as of June 30, 2022 Exhibit 99.3

DELIVERING GOODS for THE GOOD of ALL /// 2 Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future, including the potential financial and operational impacts of the COVID-19 pandemic. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. Forward Looking Statements

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q2-22 Conference Call 3 EPS from continuing operations of $0.14, up $0.11 sequentially and $0.06 year over year on an adjusted basis FLRD improves to a positive 14.7%; utilization up to 97.2% Results reflect our ability to execute in a challenging operating environment Raising adjusted full year EPS guidance to a range of $0.90 to $1.10

DELIVERING GOODS for THE GOOD of ALL /// Rail Market Update and Commercial Overview 4 Rail Traffic Impacted by Labor Shortages (1) Railcar Storage Levels Remain Low (2) FLRD and Utilization are Improving Railcar Orders Slightly Down Year over Year Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (3) Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 90% 95% 100% (10)% —% 10% 20% Orders Deliveries Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 0 2,000 4,000 6,000 See appendix for footnotes 2019 2020 2021 2022 Five-Year Average 1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 500,000 625,000 750,000 Storage Rate Five-Year Average Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 15% 20% 25% 30% 35%

DELIVERING GOODS for THE GOOD of ALL /// Q2-22 Financial Results Summary – Year over Year 5 Q2-22 Revenue $417M Q2-22 Cash Flow, Continuing Ops $(90)M Q2-22 EPS, Adjusted* $0.14 Q2-22 Free Cash Flow* $(5)M * See appendix for reconciliation of non-GAAP measures $+0.06 +42% -135% -102%

DELIVERING GOODS for THE GOOD of ALL /// Trinity Business Segment Performance Trends 6 Rail Products Segment Revenue Drivers ◦ Quarterly revenue improved sequentially on slightly higher deliveries, price escalation provisions, and HM-251 modifications driving up Maintenance Services revenues Rail Products Margin Performance Drivers ◦ Margins improved on better pricing but are negatively impacted by delivery of orders taken at the bottom of the cycle ▪ Operating margin of 3.2% in the quarter ▪ Segment margin includes gains from insurance recoveries in Q3 2021, Q4 2021, and Q1 2022 Leasing Operations Revenue and Operating Profit Margin (1) Rail Products Segment Revenue and Operating Profit Margin See appendix for footnotes (i n m ill io n s) Leasing Operations Revenue OP Margin Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $— $50 $100 $150 $200 —% 20% 40% 60% (i n m ill io n s) Rail Products Revenue Maintenance Services Revenue OP Margin Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 $— $150 $300 $450 (2)% —% 2% 4% Leasing Segment Revenue Drivers ◦ Improved utilization, renewal rates +13.2% over expiring rates ◦ Renewal success rate of 82% ◦ FLRD improved to positive 14.7% Leasing Margin Performance Drivers ◦ Margin improved sequentially on lower fleet operating costs ◦ Accelerated depreciation for sustainable railcar conversions

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 7 Closed 2 ABS transactions: TRL-2022 ($245 million) and Tribute Rail ($327 million) both collateralized with existing railcar assets LTV(1) of 67.3% Balance Sheet Optimization 2,350 sustainable railcar conversions in backlog Acquired Quasar Platform in Q2 to enhance digital product portfolio New Products & Services Initiatives Continued focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Completed ASR with $25.0M share repurchase Open market repurchases in the quarter of $25.3M Capital Allocation Execution YTD net investment in lease fleet of $199M including significant railcar purchases and sales in Q2 Fleet utilization of 97.2% at pre-pandemic levels Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q2-22* LT Goal 9.6% 5.9% Mid-Teen Pre-Tax ROE Goal

DELIVERING GOODS for THE GOOD of ALL /// Trinity is Leading the Rail Industry Digital Transformation with Quasar Acquisition as it Helps Expand RailPulse’s reach Expanding and Enhancing Trinsight™ Our Trinsight™ product is a next-gen digital platform that monitors railcars and their freight in real time, from origin to destination providing fleet protection, fleet optimization, and a more reliable supply chain for our customers Growing our Digital Services with Quasar In the second quarter, we acquired Quasar Platform to enhance our digital logistics services with new capabilities, like yard management, and access new customers RailPulse adds Union Pacific in Q2 We played a key role in onboarding Union Pacific to RailPulse. RailPulse is a coalition of railcar owners formed to establish the technological infrastructure and standards that will accelerate the adoption of GPS and other telematics technology in rail to increase visibility, safety, and efficiency. 8

Strong Performance Trends and Key Highlights

Q2 2022 Financial Summary:

Income Statement:

- Total revenues of $417M reflect higher railcar deliveries year-over-year
- Earnings from continuing operations of $0.14
  - Adjusted EPS of $0.14*
- Benefited from $144M in lease portfolio sales

Year-to-date Cash Flow:

- Cash flow from continuing operations of $(61)M
- Investment of $414M in leasing capex
- Investment of $19M in manufacturing and general capex
- Free cash flow after investments and dividends of $43M*
- Shareholder returns of $90M through share repurchases and dividends paid

EPS Growth Reflects Improving Operations


$500
$250
$—
$0.20
$0.10
$—
(in millions)
Q2-21 Q3-21 Q4-21 Q1-22 Q2-22
Leasing
Rail Products
Adj EPS, Cont Ops (Diluted) *

Cash Flow Reflects Supply Chain Challenges and Timing


$300
$200
$100
$—
$(100)
(in millions)
Q2-21 Q3-21 Q4-21 Q1-22 Q2-22
Cash Flow from Cont Ops
Free Cash Flow *

TRINITY INDUSTRIES
* See appendix for reconciliation of non-GAAP measures
DELIVERING GOODS *for* THE GOOD *of* ALL ///
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DELIVERING GOODS for THE GOOD of ALL /// 10 Unencumbered Railcars $579M • Pledge to warehouse • Additional assets can be sold or financed • LTV of 67.3% for the wholly-owned lease portfolio as of Q2-22(2) CAPITAL LEVERS Recourse Debt $519M @ 4.0%(1) Non-recourse Debt $5.0B @ ~3.3%(1) • Low-cost funds • Flexible term structures • No maturities until 2024 DEBT STRUCTURE Cash & Equivalents $50M Revolver Availability $124M Warehouse Availability $246M LIQUIDITY Solid Liquidity of $420M(1) Attractive Debt Structures Conservative Capitalization See appendix for footnotes Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

DELIVERING GOODS for THE GOOD of ALL /// Management Outlook for Business Performance 11 C ap it al A llo ca ti on FY 2022 Summary Detail Industry Deliveries 40K – 50K railcars Does not include sustainable railcar conversions Net Fleet Investment $425M — $475M Assumes meaningful secondary market purchases Manufacturing and General Capital Expenditures $35M – $45M Investments in safety, efficiency, and automation EPS from Continuing Operations $0.90 - $1.10 Excludes gains on insurance recoveries and other items outside of our normal business operations Expect results to improve in the second half of the year Any forward-looking statements made by the Company speak only as of the date on which they are made. Except as required by federal securities law, the Company is under no obligation to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

DELIVERING GOODS for THE GOOD of ALL /// Key Messages from Q2-22 Conference Call 12 EPS from continuing operations of $0.14, up $0.11 sequentially and $0.06 year over year on an adjusted basis FLRD improves to a positive 14.7%; utilization up to 97.2% Results reflect our ability to execute in a challenging operating environment Raising adjusted full year EPS guidance to a range of $0.90 to $1.10

DELIVERING GOODS for THE GOOD of ALL /// Trinity Q2-22 Earnings Conference Call 13 Q&A

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 14 Three Months Ended June 30, 2022 (in millions, except per share amounts) GAAP Restructuring activities, net Interest expense, net (1) Adjusted Operating profit $ 73.0 $ 1.0 $ — $ 74.0 Income (loss) from continuing operations before income taxes $ 22.3 $ 1.0 $ (0.4) $ 22.9 Provision (benefit) for income taxes $ 5.8 $ 0.3 $ (0.1) $ 6.0 Income (loss) from continuing operations $ 16.5 $ 0.7 $ (0.3) $ 16.9 Net income from continuing operations attributable to Trinity Industries, Inc. $ 11.7 $ 0.7 $ (0.3) $ 12.1 Diluted weighted average shares outstanding 84.4 84.4 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.14 $ 0.14 (1) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of restructuring activities, interest expense, net, and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 15 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of gains on dispositions of other property, restructuring activities, interest expense, net, and certain other transactions or events (as applicable).These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Six Months Ended June 30, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $ 127.8 $ (6.4) $ 1.0 $ — $ 122.4 Income (loss) from continuing operations before income taxes $ 35.2 $ (6.4) $ 1.0 $ (0.7) $ 29.1 Provision (benefit) for income taxes $ 8.8 $ (1.6) $ 0.3 $ (0.2) $ 7.3 Income (loss) from continuing operations $ 26.4 $ (4.8) $ 0.7 $ (0.5) $ 21.8 Net income from continuing operations attributable to Trinity Industries, Inc. $ 19.0 $ (4.8) $ 0.7 $ (0.5) $ 14.4 Diluted weighted average shares outstanding 84.9 84.9 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.23 $ 0.17

Reconciliation: *Walking FCF Beyond Lease Investment*

(in millions)

	Q2-21	Q3-21	Q4-21	Q1-22	Q2-22
Net cash provided by (used in) operating activities – continuing operations	$ 255.6	$ 93.9	$ 196.8	$ 28.5	$ (89.8)
Proceeds from lease portfolio sales	71.5	315.7	49.8	71.1	144.1
Adjusted Net Cash Provided by Operating Activities	327.1	409.6	246.6	99.6	54.3
Capital expenditures – manufacturing and other	(6.9)	(2.6)	(6.7)	(2.3)	(16.5)
Dividends paid to common shareholders	(24.2)	(21.1)	(20.0)	(19.1)	(20.2)
Free Cash Flow (before Capital expenditures – leasing)	296.0	385.9	219.9	78.2	17.6
Equity CapEx for leased railcars (*from table below*)	(34.7)	(226.8)	(191.9)	(30.4)	(22.9)
Total Free Cash Flow After Investments and Dividends	**$ 261.3**	**$ 159.1**	**$ 28.0**	**$ 47.8**	**$ (5.3)**
Capital expenditures – leasing	$ 143.8	$ 112.2	$ 183.3	$ 84.6	$ 329.5
Less:					
Payments to retire debt	(1,739.9)	(331.6)	(59.0)	(73.0)	(760.3)
Proceeds from issuance of debt	1,849.0	217.0	50.4	127.2	1,066.9
Net proceeds from (repayments of) debt	109.1	(114.6)	(8.6)	54.2	306.6
Equity CapEx for leased railcars	$ 34.7	$ 226.8	$ 191.9	$ 30.4	$ 22.9

Total Free Cash Flow After Investments and Dividends ("Free Cash Flow") is a non-GAAP financial measure. Free Cash Flow is defined as net cash provided by (used in) operating activities from continuing operations as computed in accordance with GAAP, plus cash proceeds from lease portfolio sales, less capital expenditures for manufacturing, dividends paid, and Equity CapEx for leased railcars. Equity CapEx for leased railcars is defined as leasing capital expenditures, adjusted to exclude net proceeds from (repayments of) debt.

We believe Free Cash Flow is useful to both management and investors as it provides a relevant measure of liquidity and a useful basis for assessing our ability to fund our operations and repay our debt. Free Cash Flow is reconciled to net cash provided by (used in) operating activities from continuing operations, the most directly comparable GAAP financial measure, in the table above. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES DELIVERING GOODS *for* THE GOOD *of* ALL /// 16

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 17 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Excludes $81.3 million of non-cash impairment of long-lived asset charges associated with the noncontrolling interest recorded in the second quarter of 2020. (3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021. (4) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (5) Return on Equity is calculated as income (loss) from continuing operations divided by average total stockholders' equity. (6) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include gains on dispositions of other property, the controlling interest portion of impairment of long-lived assets and loss on extinguishment of debt, restructuring activities, interest expense, net, and pension plan settlement; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM June 30, 2022 December 31, 2021 December 31, 2020 ($ in millions) Numerator: Income (loss) from continuing operations $ 73.5 $ 39.3 $ (250.5) Provision (benefit) for income taxes 23.6 15.9 (274.1) Income (loss) from continuing operations before income taxes 97.1 55.2 (524.6) Net (income) loss attributable to noncontrolling interest (17.1) 0.2 78.9 Adjustments: Gains on dispositions of property – other (1) (14.2) (7.8) — Impairment of long-lived assets – controlling interest (2) — — 315.1 Restructuring activities, net (1.7) (3.7) 10.9 Loss on extinguishment of debt – controlling interest (3) — 4.6 5.0 Interest expense, net (4) (0.7) — — Pension plan settlement (2.8) (0.6) 151.5 Adjusted Profit Before Tax $ 60.6 $ 47.9 $ 36.8 Denominator: Total stockholders' equity $ 1,256.2 $ 1,296.8 $ 2,016.0 Noncontrolling interest (258.6) (267.0) (277.2) Accumulated other comprehensive (income) loss (6.4) 17.0 30.9 Adjusted Stockholders' Equity $ 991.2 $ 1,046.8 $ 1,769.7 Average total stockholders' equity $ 1,276.5 $ 1,656.4 $ 2,197.5 Return on Equity (5) 5.8% 2.4% (11.4) % Average Adjusted Stockholders' Equity $ 1,019.0 $ 1,408.3 $ 1,976.5 Pre-Tax Return on Equity (6) 5.9% 3.4% 1.9%

Footnotes and Reconciliations

Slide 4 - Rail Market Update and Commercial Overview
(1) Association of American Railroads (AAR) Weekly Railcar Loadings
(2) AAR Rail Time Indicators – July 1, 2022
(3) Future Lease Rate Differential (FLRD) calculates the implied change in revenue for railcar leases expiring over the next four quarters, assuming they were renewed at the most recent quarterly transacted lease rates for each railcar type.

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

Slide 6 - Trinity Business Segment Performance Trends
(1) Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under "Leasing and management" within the Railcar Leasing and Management Services Group.

Slide 7 - Executing on Strategic Initiatives to Improve Pre-Tax ROE
(1) Includes corporate revolving credit facility as part of the short-term financing structure

Slide 9 - Strong Performance Trends and Key Highlights
Adjusted EPS includes the following adjustments reported by the Company (each per common diluted share):

- Reported Q2-21 GAAP EPS was $0.05; Adjusted EPS excludes $0.03 related to the loss on extinguishment of high coupon debt.
- Reported Q3-21 GAAP EPS was $0.22; Adjusted EPS excludes $0.04 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
- Reported Q4-21 GAAP EPS was $0.16; Adjusted EPS excludes $0.03 related to the pension plan settlement refund, $0.02 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021, $0.02 related to restructuring activities, and $0.01 related to prior year carryback claims as permitted under recent tax legislation.
- Reported Q1-22 GAAP EPS was $0.09; Adjusted EPS excludes $0.06 related to the insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
- Reported Q2-22 GAAP EPS and Adjusted EPS was $0.14.

Slide 10 - Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation
(1) Balances and blended average interest rate as of June 30, 2022
(2) Includes corporate revolving credit facility as part of the short-term financing structure

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 18